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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MAY 31, 2002

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                             RELIANT RESOURCES, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                      1-16455                  76-0655566
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


                   1111 LOUISIANA
                   HOUSTON, TEXAS                                  77002
      (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (713) 207-3000

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ITEM 5.  OTHER EVENTS.

         Philip B. Miller has informed Reliant Resources, Inc. (RRI) that he has withdrawn his name as a nominee to be elected as a director of RRI at its annual meeting of stockholders to be held on June 6, 2002. Mr. Miller, principal of Philip B. Miller Associates, a consulting firm, informed RRI that the time demands of serving as a director and as Chairman of the Audit Committee of the Board of Directors have interfered with his ability to manage his consulting firm. RRI does not intend to propose a substitute nominee to be voted on at the annual meeting of stockholders.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

         None.

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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  RELIANT RESOURCES, INC.




Date: May 31, 2002                By: /s/ Hugh Rice Kelly
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                                      Hugh Rice Kelly
                                      Senior Vice President, General Counsel and
                                      Corporate Secretary